A DIFFERENT
KIND OF
ANNUAL REPORT
FOR A DIFFERENT KIND OF MUTUAL FUND

Annual Report

September 30, 1996 Stein Roe
YOUNG INVESTOR FUND
Photographic image of man holding young child.

CONTENTS

     From the President...............................................   1
       Tim Armour's thoughts on Young Investor Fund

     The Companies We Invest In.......................................   2
       The Fund's top 10 holdings

     Q&A..............................................................   4
       An interview with the Fund's portfolio managers

     Fund Highlights..................................................   10
       Information about the Fund

     Investments......................................................   13
       A complete list of the Fund's investments with market values

     Financial Statements.............................................   21
       Balance sheet, statements of operations and changes in net assets

     Notes to Financial Statements....................................   24

     Financial Highlights.............................................   27
       Selected per-share data

     Report of Independent Auditors...................................   28

     General Information..............................................   29
       A guide to products and services

                This report must be accompanied or preceded by
                                a prospectus.

                              TO OUR SHAREHOLDERS

DEAR INVESTOR,

As you know, Stein Roe Young Investor Fund was created with two purposes in mind:

o to educate young people and their parents about basic investment concepts and financial principles; and, most importantly,

o to provide outstanding investment returns by investing a substantial portion of its assets in companies that are familiar to young people.

     Many people ask if it limits the Fund in any way to focus primarily on companies that cater to young people. Not in our opinion. In fact, the biggest problem we encounter is not in finding potentially attractive candidates, it's choosing among the hundreds we find. That's because we've found that many of the companies that provide the products and services that appeal to young people also happen to be among what we believe are the finest companies in the world. After all, children are savvy consumers. Therefore, in order to capture the attention of and succeed with today's children, we believe companies must have good products at the right price, forward-looking management and good business practices.

     We think that formula for success also can translate into successful results for the Fund, as it did for the year ended September 30, 1996, when Young Investor Fund posted a return of 35.55 percent. In our opinion, this result, combined with the Fund's educational materials, confirms that the Fund is a good investment, not just for young people, but for investors of all ages.

     As always, we enjoy receiving your comments, and hope that you will continue to send us your ideas and suggestions. We look forward to hearing from you.

Sincerely,
/s/ Timothy K. Armour
Timothy K. Armour

President, Stein Roe Mutual Funds
October 24, 1996


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR A LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of capital gains distributions. The Fund's adviser currently limits expenses to 1.25 percent of average net assets, subject to termination on 30 days' notice to the Fund. Absent past expense limits, the Fund's total return would have been less.

                          THE COMPANIES WE INVEST IN

     Diversification means investing the Fund's assets (money) in many different kinds of companies to help reduce risk. We think Young Investor Fund is broadly diversified because the top 10 holdings made up only 18.3 percent of the Fund's total net assets as of September 30, 1996.

       In 1913, Edward Noble approached Clarence Crane, the inventor of the peppermint Life Saver,(R) with a business proposal. Noble wanted to produce the candy in several different flavors. Crane didn't want any part of this plan, but he did agree to sell Noble the rights to the candy and the name Life Saver(R) for the then princely sum of $2,900.

     It seems that Noble, unlike Crane, understood the value of diversification. He realized that it simply didn't make good business sense to base the success of the company on just one flavor of candy. Instead, he believed that by adding different flavors, he could attract more customers. At the same time, he could help protect the business in case any flavor lost its appeal with candy buyers. Today, Life Savers,(R) a division of Nabisco Foods (0.9 percent of Young Investor Fund's total net assets), is a multibillion-dollar business.

     Like Edward Noble, smart investors understand the value of diversification. We think the benefits of spreading your dollars among a variety of investments cannot be overstated. Remember: no investment performs well under all conditions. That's why one of the main benefits of choosing a variety of investments is that you will have some protection should one of them experience a downturn.

     It seems to us that variety is not only the spice of life -- it's also the foundation of a good investment plan.

Source: Nabisco Foods

Young Investor Fund invests in the stocks of many different companies, both to pursue its investment objective and to help diversify its holdings. Below, you'll find the 10 largest holdings in the Fund as of September 30, 1996.

                                                       % of Total
                                                      Net Assets
                                                       on 9/30/96      Symbol         Exchange
----------------------------------------------------------------------------------------------------
1                Outdoor Systems                             2.9%       OSIA          NASDAQ*
----------------------------------------------------------------------------------------------------
2                Intel Corporation                           1.9        INTC          NASDAQ
----------------------------------------------------------------------------------------------------
3                Eli Lilly & Company                         1.8         LLY          NYSE**
----------------------------------------------------------------------------------------------------
4                Remedy Corporation                          1.8        RMDY          NASDAQ
----------------------------------------------------------------------------------------------------
5                Cisco Systems, Inc.                         1.8        CSCO          NASDAQ
----------------------------------------------------------------------------------------------------
6                Johnson & Johnson                           1.7         JNJ           NYSE
----------------------------------------------------------------------------------------------------
7                Procter & Gamble                            1.6         PG            NYSE
----------------------------------------------------------------------------------------------------
8                The Gillette Company                        1.6          G            NYSE
----------------------------------------------------------------------------------------------------
9                Boston Scientific                           1.6         BSX           NYSE
----------------------------------------------------------------------------------------------------
10               McDonald's Corporation                      1.6         MCD           NYSE
----------------------------------------------------------------------------------------------------

* National Association of Securities Dealers Automated Quotation
** New York Stock Exchange

                   AN INTERVIEW WITH THE PORTFOLIO MANAGERS

Art McQueen joined the Fund as co-portfolio manager in April 1996.

Q. HOW HAS THE FUND PERFORMED THIS YEAR?

A. The Fund had a very successful year. For the one-year period ended September 30, 1996, the Fund posted a return of 35.55 percent, which significantly outpaced the 20.32 percent return of the S&P 500 -- the most widely used index that measures the performance of U.S. stocks. In addition, according to Lipper Analytical Services, this performance placed the Fund in the top 2 percent of all equity funds, both for the one-year period (#55 of 3,679 funds) and since its inception (#36 out of 2,461 funds).

Q. WHY HAS THE FUND PERFORMED BETTER THAN ITS PEERS THIS YEAR?

A. There are two reasons for the Fund's solid performance. The first is that many of our holdings have performed well over the past year. Standouts include Intel, one of the world's top producers of microcomputer chips, which reported stronger-than-expected earnings; Outdoor Systems, the nation's largest billboard company, which profited from the lucrative acquisition of a competitor's outdoor advertising business; Telemundo, a Spanish-language television broadcaster, and Heftel, a Spanish-language radio company, both of which benefited from increased investor interest in companies that serve America's growing Hispanic population (1.9 percent, 2.9 percent, 1.5 percent and 1.2 percent of total net assets, respectively).

     In addition to good stock selection, we think our performance also was driven by our market capitalization strategy. By "market capitalization" strategy, we mean that, on average, we try to invest 50 percent of the Fund in "large-cap" stocks, 30 percent in "mid-cap" stocks, and the remaining 20 percent in "small-cap" stocks.

     A company's capitalization is simply the total value of all of its outstanding shares of stock, which are owned by investors like you. By "large-cap," we are referring to well-established companies with market capitalizations, or "caps," of $5 billion or more. Some large-cap stocks that we own include McDonald's, Walt Disney and Johnson & Johnson (1.6 percent, 1.4 percent and 1.7 percent of total net assets, respectively).

As you can see, these are well-known companies whose products you may use on a regular basis. In contrast, small- and mid-cap stocks are not quite as big. A mid-cap stock usually will have a total market value of some where between $1 billion and $5 billion, while a small-cap stock's market cap usually will be less than $1 billion. small- and mid-cap holdings may not be quite as well-known as our large-cap holdings, so you may not be quite as familiar with them -- not yet, anyway.

     The idea behind our strategy is that our large-cap holdings make up the foundation of the portfolio. That means they help provide the Fund's core, stable growth over the long term. Our mid- and small-cap holdings, on the other hand, provide even greater growth potential that can help boost the Fund's performance. This year, our market capitalization strategy has really worked to our advantage, since both smaller- and larger-cap stocks had periods when they led the market. By owning both smaller- and larger-cap stocks, we were able to outperform our peers.

Photographic image of: David Bradley, Erik Gustafson, Art McQueen


Q. IT SEEMED LIKE THE STOCK MARKET HAD MORE UPS AND DOWNS THIS YEAR. WHY?

A. These ups and downs are also known as market volatility. There are a number of factors that can cause the market to be volatile. This year, however, the stock market's swings were primarily caused by two things. Early this year, the ups and downs were caused by what many considered to be conflicting economic reports, which left investors wondering which way the economy was headed. Later in the summer, in addition to these inconsistent reports, several high-profile companies reported earnings shortfalls, which caused the stock market to stumble.

AN INTERVIEW WITH THE PORTFOLIO MANAGERS
(Continued)

     The Gross Domestic Product (GDP) is an economic statistic published by the U.S. government. It is commonly used to demonstrate economic growth. The GDP is the total value of all goods and services produced.

Q. WHY DID THESE REPORTS HAVE SUCH A NEGATIVE EFFECT ON THE STOCK MARKET?

A. Every month, the government releases new statistics that tell us how the economy is doing. These reports cover all kinds of things -- everything from how many new jobs were created to how many cars people bought. Early in the year, these reports showed that the economy was slowing down. In fact, many people were worried that the economy might actually be headed for a recession. A recession is when the demand for goods and services slows down. Economists define a recession as three consecutive quarters of negative growth in Gross Domestic Product (GDP). When economic growth is negative, it usually means people don't buy as many goods. That means factories have fewer orders. As a result, they don't need to hire workers, and ultimately people lose their jobs.

     But, in early March, the government released stronger-than-expected reports, which showed that the number of new jobs created was much higher than previously thought. In response, both the stock and bond markets tumbled.

     That might appear curious to you. After all, it probably seems like a good thing that more jobs were created. But what's good for Main Street isn't always good for Wall Street. When more jobs are created, it's usually because demand has increased, which means factories have to produce more goods. In order to do that, they have to hire more people to keep up with this increased demand. Initially, this is a good thing because it means more people have jobs and the economy grows. But, in the long run, if factories can't produce enough to satisfy the demand, prices tend to rise. This increase in prices is known as inflation, or when too much money is chasing too few goods.

     Although different from a recession, inflation also is bad news for the economy. As a result, many investors thought the Federal Reserve, the nation's central bank, would raise interest rates in an attempt to prevent an outbreak of inflation. The Federal Reserve raises interest rates -- the "cost" of borrowing money -- in order to slow down the economy. Higher interest rates are bad for the stock market, however. That's because high interest rates make it harder for companies to take out loans because it's more difficult to repay them. As a result, higher interest rates can cause stock valuations to go down.

     In the end, the Federal Reserve left interest rates unchanged. But we think this should help you understand that the best economy is a balanced economy, and that too much or too little growth can be bad for the stock market.

Q. THIS SUMMER, THE MARKET EXPERIENCED ANOTHER DOWNWARD SLIDE. WAS IT ALSO CAUSED BY CONFLICTING SIGNALS?

A. Yes. Once again, the government released stronger-than-expected economic reports, which raised fears of higher inflation and a possible interest rate hike. Over the next week, however, investors suddenly changed their minds about the direction of the economy, when several companies reported they would not meet their earnings expectations. That one-two punch -- the possibility of higher inflation combined with lower earnings -- was enough to cause the stock market to experience its first significant correction in nearly six years.

Q. WHAT IS A MARKET CORRECTION? IS IT BAD FOR INVESTORS?

A. A market correction is when stock prices fall. A correction is measured by the percentage change in stock prices from their highs to their lows. Depending on how severe the correction is, the stock market, as measured by a market index, usually will fall somewhere between 5 percent and 20 percent. A decrease of more than 20 percent is called a bear market. In the first two weeks of July, the Dow Jones Industrial Average, an index that measures blue-chip stock performance, shed 344 points, or 6 percent. The Nasdaq Composite Index, the most widely followed index of over-the-counter stocks, fell nearly 11 percent over the same time period.

AN INTERVIEW WITH THE PORTFOLIO MANAGERS (Continued)

     These corrections have historically been a normal part of the investment cycle, occurring about every two to five years. It may help to think of a market correction like this: you are on your way somewhere, and to get there, you take a few steps forward, and one step back. Eventually, you will probably still get where you are going, it just may take a little longer. A market correction is similar, except it's when the stock market takes one step backwards.

     While these corrections can be scary, they also can be a good thing. That's because they tend to get rid of speculative excesses -- when companies trade at prices that are well above what experts believe they are worth -- that tend to build up in a bull market. In addition, a correction often provides us with the opportunity to buy more of our favorite stocks at lower prices.

Q. ACCORDING TO THE U.S. GOVERNMENT, MORE THAN 51 MILLION AMERICAN SCHOOLCHILDREN WILL ATTEND KINDERGARTEN THROUGH GRADE 12 THIS YEAR.* THAT BREAKS A RECORD THAT HAD BEEN IN PLACE FOR MORE THAN 25 YEARS! DOES THIS SURGE OF YOUNG PEOPLE OFFER ANY INTERESTING INVESTMENT POSSIBILITIES FOR YOUNG INVESTOR FUND?

A. It certainly does. We are excited about the long-term prospects for a number of industries that cater to the needs of the growing youth market. From purely a consumption point of view, there are plenty of companies, particularly retailers, that stand to benefit from this trend. That's because parents will always spend money on their children, and children and teens will always spend money on themselves. If there are more children, then more money is spent. The big risk with retailers, however -- even with a perennial favorite like the Gap (1.3 percent of total net assets) -- is that they are subject to fashion whims, and we pity the poor retailer whose clothes kids suddenly decide are uncool.

     That's why we also are looking at other industries, which offer products and services that might appeal to young people. For instance, we think Apollo Group (0.7 percent of total net assets), which provides higher education programs for working adults, also could benefit from this trend. That's because we think a growing share of high school graduates may look to other sources to provide higher education, especially as the traditional four-year college experience becomes too expensive for many families.

     The youth explosion isn't just happening here in the United States, however. Many countries, particularly nations like China and India, also have growing young populations. As these countries become more developed, peoples' standards of living rise. As this happens, we have found that people often want to spend their money on American products. That means they want to drink Coca-Cola, eat McDonald's hamburgers, use Gillette razors and watch Disney movies. As a result, we think companies that provide the products and services that these people want are well positioned.

* Source: U.S. Census Bureau, 1996

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR A LOSS WHEN YOU SELL SHARES. Portfolio holdings are as of September 30, 1996, and are subject to change. Total return performance includes changes in share price and reinvestment of capital gains distributions. The Fund's Adviser currently limits expenses to
1.25 percent of average net assets, subject to termination on 30 days' notice to the Fund. Absent past expense limits, the Fund's total return would have been less. The S&P 500, the Dow Jones Industrial Average and the Nasdaq Composite are unmanaged groups of stocks that differ from the composition of Young Investor Fund; they are not available for direct investment. According to Lipper Analytical Services, Inc., an independent monitor of mutual fund performance, the median returns for all equity funds for the one-year and Life of Fund periods ended September 30, 1996, were 14.07 percent and 15.61 percent, respectively.


FUND HIGHLIGHTS
as of September 30, 1996

                         Average Annual Total Returns

------------------------------------------------------------------------

                                                           Life
                                     One-Year            of Fund*
------------------------------------------------------------------------
YOUNG INVESTOR FUND                    35.55%              31.82%
S&P 500                                20.32               22.18

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT
RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR A LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of income and capital gains distributions.

* 4/29/94 through 9/30/96

                                   Fund Data

------------------------------------------------------------------------------
   INVESTMENT OBJECTIVE:

   Seeks to achieve long-term capital appreciation by investing primarily in common stocks and other equity-type securities that we believe have long-term appreciation potential. The Fund also has an educational objective to teach children and teenagers about basic economic principles and personal finance through a variety of educational materials prepared and paid for by the Fund.

   FUND INCEPTION:  4/29/94
   TOTAL NET ASSETS:  $179.1 MILLION

    You can get an idea of how Young Investor Fund performed by comparing it to a general measure of the stock market's performance, such as the S&P 500 Index. The S&P 500 is an unmanaged group of stocks that differs from the composition of the Fund. It is not available for direct investment. The Index consists of approximately 400 industrial, 40 financial, 40 utility and 20 transportation stocks.


                           Economic Sector Breakdown

----------------------------------------------------------------------------

                                     Portfolio            S&P 500
----------------------------------------------------------------------------
Consumer Cyclical                       30%                 13%
Technology                              29                  15
Consumer Noncyclical                    25                  24
Financial                               10                  14
Basic Materials                          2                   5
Industrial                               2                  10
Utilities                                2                  10
Energy                                  --                   9
------------------------------------------------------------------------------

Total                                    100%                100%
------------------------------------------------------------------------------

Comparison of change in value of $10,000 investment
------------------------------------------------------------------------------
Graph

DATE                    YIF                     S&P 500
4/29/94                 10,000                   10,000
6/30/94                  9,700                    9,915
9/30/94                 10,240                   10,399
12/31/94                10,739                   10,397
3/31/95                 11,414                   11,408
6/30/95                 12,723                   12,496
9/30/95                 14,395                   13,488
12/31/96                15,011                   14,300
3/31/96                 16,466                   15,068
6/30/96                 18,799                   15,743
9/30/96                 19,511                   16,229

------------------------------------------------------------------------------

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR A LOSS WHEN YOU SELL SHARES. This graph compares the performance of Young Investor Fund to the S&P 500 Index, an unmanaged group of stocks that differs from the composition of the Fund. The S&P 500 is not available for direct investment. Total return performance includes changes in share price and reinvestment of income and capital gains distributions.

SHAREHOLDERS APPROVE THREE PROPOSALS

Periodically, you and Young Investor Fund's other shareholders are invited to attend a shareholders' meeting. At the meeting, shareholders vote on issues affecting the Fund. Each share you own is worth one vote. Therefore, the more shares you own, the more votes you can cast. Most people don't have time to go to the meeting, however. That's why we send out something called a Proxy. A Proxy is a special ballot that enables you to cast your vote by mail when you can't attend the shareholder meeting.

At a special meeting on June 18, 1996, Young Investor Fund shareholders voted to approve proposals relating to the election of the Fund's Board of Trustees and modifications to certain investment policies. The approved proposals include:

(A) Expansion of Board of Trustees

The Fund's board was expanded from seven to nine members; nine members were elected to the board. This expansion will help make it easier for Stein Roe to transfer responsibilities from retiring board members to new board members over an 18-month period.

(B) Interfund Borrowing
(C) Interfund Lending

Cash management is an important part of the investment process for mutual funds. An interfund lending program -- a program that allows mutual funds to borrow cash from and lend cash to each other -- gives Young Investor Fund an additional way to meet emergency cash needs at terms that would be at least as favorable as a third party transaction, such as a bank line of credit. Stein Roe expects to engage in interfund borrowing only when we think it would be more favorable to both funds than borrowing from a third party.


                         RECORD      TOTAL SHARE
                         DATE SHARE  POSITION
                         POSITION    VOTED       AFFIRMATIVE  WITHHOLD
Young Investor Fund      4,588,005   2,760,607
A)

   Timothy K. Armour                             2,719,487    41,120
   Kenneth L. Block                              2,701,804    58,803
   William W. Boyd                               2,705,689    54,918
   Lindsay Cook                                  2,718,497    42,110
   Douglas A. Hacker                             2,700,220    60,387
   Francis W. Morley                             2,702,085    58,522
   Charles R. Nelson                             2,709,554    51,053
   Thomas C. Theobald                            2,709,161    51,446
   Gordon R. Worley                              2,700,957    59,650

                         FOR         AGAINST     ABSTENTIONS
B)                       2,112,275   144,747     503,585
C)                       2,113,295   142,725     504,587


STEIN ROE INVESTMENT TRUST
YOUNG INVESTOR FUND

Investments as of September 30, 1996
(Dollar amounts in thousands)

                                                         Number    Market
EQUITY-RELATED SECURITIES (88.2%)                     of Shares     Value
Common Stocks (86.9%)
Automobiles/Vehicles (1.2%)
   Volvo AB ADRs
     (Manufactures cars, trucks, buses, marine
      engines and aerospace equipment)                  100,000   $ 2,175

Banks (5.3%)
   Citicorp
     (Provides a broad range of financial services)     25,000      2,266
   MBNA Corp.
     (Issues premium and standard bank credit cards)    70,000      2,432
   Texas Regional Bancshares, Class A
     (Commercial bank operating in the Rio Grande
      Valley of Texas)                                  80,000      2,300
   Wells Fargo & Co.
     (Provides a broad array of financial products
      and services)                                     10,000      2,600
                                                                   ------
                                                                    9,598

Computer Software and Services (6.6%)
   *Fore Systems Inc.
     (Produces network management software for data
      communications and computer applications)          50,000     2,069
   *Industri-Matematik International Corp.
     (Develops, markets and supports client/server
      that helps manage ordering and distribution
      logistics)                                         75,000       928
   *International Network Services
     (Provides services for complex enterprise
       networks)                                          3,300       116
   *Microsoft Corporation
     (Manufactures software products)                    20,000     2,637
   *Remedy Corp.
     (Manufactures help desk software)                   40,000     3,200
   *Sterling Commerce Inc.
     (Global provider of electronic commerce software
      products and network services)                     60,000     1,770
   *TCSI Corp.
     (Provides software and services to
      telecommunications service providers)              75,000       994
                                                                   ------
                                                                   11,714


                See accompanying notes to financial statements.

STEIN ROE INVESTMENT TRUST
YOUNG INVESTOR FUND
Investments (Continued)
(Dollar amounts in thousands)


                                                         Number    Market
Common Stocks (Continued)                             of Shares     Value
Consumer-Related (6.2%)
   *CUC International Inc.
     (Consumer marketing company)                       65,000    $ 2,592
   The Gillette Company
     (Shaving and personal care products)               40,000      2,885
   General Electric Company
     (Appliances, broadcasting, communications,
      and transportation)                               30,000      2,730
   The Procter & Gamble Company
     (Personal care products, pharmaceuticals, food
      and beverages)                                    30,000      2,925
                                                                   ------
                                                                   11,132

Data Processing (1.2%)
   Automatic Data Processing
     (Offers a variety of data processing services)     50,000      2,181

Distribution-Retail (11.2%)
   *Abercrombie & Fitch Company, Class A
     (Retailer of casual apparel for men and women)     12,400        304
   *Corporate Express Inc.
     (Sells office supply products through its telephone
      ordering system, facsimile and electronic data
      interchange)                                      50,000      1,944
   Gap Inc.
     (Operates stores that sell casual apparel)          80,000     2,310
   The Home Depot Inc.
     (Home improvement retail chain)                    45,000      2,559
   *Hot Topic Inc.
     (Retails music-related apparel)                     2,600         61
   Johnson & Johnson
     (Manufactures and markets a broad range of
       health care and other products)                  60,000      3,075
   Mattel Inc.
     (Designs, manufactures and markets children's
      toys)                                             90,000      2,329
 *PETsMART Inc.
     (Operates pet food and pet supply stores)         100,000      2,587

                See accompanying notes to financial statements.


STEIN ROE INVESTMENT TRUST
YOUNG INVESTOR FUND
Investments (Continued)
(Dollar amounts in thousands)
                                                         Number    Market
Common Stocks (Continued)                             of Shares     Value
Distribution-Retail (Continued)
   Sears Roebuck & Co.

     (Retailer of apparel, home and automotive
       products and services)                           50,000    $ 2,237
   Walgreen Company
     (Large retail drugstore chain in the United
      States)                                           70,000      2,590
                                                                   ------
                                                                   19,996

Educational Services (1.7%)
   *Apollo Group Inc., Class A
     (Provides higher education programs for working
      adults)                                           50,000      1,338
   *Children's Comprehensive Services
     (Provides services for at-risk youth)             100,000      1,775
                                                                   ------
                                                                    3,113

Electrical Equipment (7.6%)
   *Cisco Systems Inc.
     (Produces, markets and supports multi-protocol
      internetworking systems)                          50,000      3,103
   Hewlett-Packard Co.
     (Designs, manufactures and services computers,
      calculators, workstations, printers, and medical
      diagnostic devices)                               50,000      2,438
   Intel Corp.
     (Produces and sells microcomputer components and
      related products)                                 35,000      3,340
   Motorola, Inc.
     (Producer of electronic and telecommunication
      equipment)                                        50,000      2,581
   *Sipex Corporation
     (Manufactures, markets and sells analog
      integrated circuits)                             100,000      2,100
                                                                   ------
                                                                   13,562

Entertainment (2.4%)
   Cedar Fair L.P.
     (Owns and operates four amusement theme parks)     50,000      1,844
   Disney (Walt) Company
     (Operates theme parks and resorts and produces
      motion pictures)                                  40,000      2,535
                                                                   ------
                                                                    4,379

                See accompanying notes to financial statements.


STEIN ROE INVESTMENT TRUST
YOUNG INVESTOR FUND
Investments (Continued)
(Dollar amounts in thousands)
                                                         Number    Market
Common Stocks (Continued)                             of Shares     Value
Financial Institutions (4.2%)
   Federal Home Loan Mortgage Corp.
     (Purchases mortgages from lenders and resells
      in pools or packages )                            25,000    $ 2,447
   Federal National Mortgage Association
     (Purchases mortgages and issues guaranteed
       mortgage-backed securities)                      75,000      2,616
   Household International Inc.
     (Provides financial and banking services)          30,000      2,467
                                                                   ------
                                                                    7,530

Food & Beverage (3.0%)
   The Coca-Cola Company
     (Producer and distributor of soft drink products)  40,000      2,035
   Nabisco Holdings Corp.
     (Manufacturer and marketer of packaged foods)      50,000      1,581
   Wrigley (Wm) Jr. Company
     (Chewing gum manufacturer)                         30,000      1,808
                                                                   ------
                                                                    5,424

Health Care (1.2%)
   United Healthcare Corp.
     (Owns and manages health maintenance
      organizations)                                    50,000      2,081
Leisure Products (1.3%)
   Callaway Golf Company
     (Produces and markets golf clubs)                  70,000      2,389

Medical/Pharmaceutical (6.0%)
   *Applied Analytical Industries, Inc.
     (Provides product development and support
      services to pharmaceutical and biotechnology
      industries)                                        6,000        136
   *Biovail Corp. International
     (Formulates, develops and registers oral
      controlled release versions of existing
      pharmaceutical products)                          60,000      2,145
   Eli Lilly & Co.
     (Involved in discovery, development, manufacture
      and sale of pharmaceutical products)              50,000      3,225

                See accompanying notes to financial statements.


STEIN ROE INVESTMENT TRUST
YOUNG INVESTOR FUND
Investments (Continued)
(Dollar amounts in thousands)

SmithKline Beecham Plc is a multinational corporation headquartered in the United Kingdom. ADR stands for American Depository Receipt. An ADR lets
Americans buy shares of a foreign-based company in a U.S. stock market, instead of in an overseas market using foreign currency. The receipt represents ownership of shares held in the vault of a U.S. bank and it entitles the receiptholder to all the dividends and capital gains from the stock.

                                                      Number        Market
Common Stocks (Continued)                             of Shares     Value
Medical/Pharmaceutical (Continued)
 Merck & Co., Inc.
 (Manufactures and produces human
  and animal health products and
  services)                                             40,000    $ 2,815
 SmithKline Beecham Plc ADR
     (Develops, manufactures
      and markets pharmaceuticals)                       40,000     2,435
                                                                   ------
                                                                   10,756

Medical-Instruments (5.6%)
 Baxter International Inc.
   (Develops, manufactures and
    distributes hospital supplies
    and related medical equipment)                      50,000      2,337
 *Boston Scientific Corp.
   (Develops, produces and
    markets medical devices)                            50,000      2,875
 Idexx Laboratories Inc.
   (Develops and manufactures
    biotechnology-based
    detection systems for
       veterinarians)                                   50,000      2,263
 Medtronic Inc.
    (Manufactures various cardiovascular
     medical instruments)                               40,000      2,565
                                                                   ------
                                                                   10,040

Publishing, Broadcasting and Media (9.6%)
   *Clear Channel Communications Inc.
     (Owns, operates and manages radio and
      television stations)                              30,800      2,726
   *Heftel Broadcasting Corp., Class A
     (Spanish language radio broadcasting company)      50,000      2,181
   *International Family Entertainment
     (Produces and distributes entertainment
      programming)                                     100,000      1,638
   *Outdoor Systems Inc.
     (Outdoor advertising company)                      109,500     5,147

                See accompanying notes to financial statements.


STEIN ROE INVESTMENT TRUST
YOUNG INVESTOR FUND
Investments (Continued)
(Dollar amounts in thousands)
                                                         Number    Market
Common Stocks (Continued)                             of Shares     Value
Publishing, Broadcasting and Media (Continued)
  *Scholastic Corp.
     (Publisher and distributor of children's books
      and other educational materials)                  35,000    $ 2,537
   *Telemundo Group Inc., Class A
     (Develops and produces Spanish language
      television programming and advertising)           80,000      2,740
   *Univision Communications Inc.
     (Spanish language broadcaster in the United
      States)                                            8,000        268
                                                                   ------
                                                                   17,237

Rental Services (0.7%)
   *Rental Service Corp.
     (Rents a broad range of industrial, manufacturing
      and construction equipment)                       55,000      1,189

Restaurant/Hotel (3.1%)
   *HFS Inc.
     (Franchiser of hotel chains, real estate and car
      rental firms)                                     40,000      2,675
   McDonald's Corporation
     (Develops, licenses, leases and services a
      worldwide system of restaurants)                  60,000      2,842
                                                                   ------
                                                                    5,517

Specialty Chemicals (1.5%)
   Minerals Technologies Inc.
     (Develops, produces and markets specialty minerals,
      mineral-based and synthetic mineral products)     70,000      2,616

Telecommunications (7.3%)
   *Advanced Fibre Communication
     (Produces, markets and services telecommunications
      delivery systems)                                  5,100        128
   *Associated Group Inc., Class A
     (Wireless cable company)                           80,000      2,540

                See accompanying notes to financial statements.


STEIN ROE INVESTMENT TRUST
YOUNG INVESTOR FUND
Investments (Continued)
(Dollar amounts in thousands)
                                                         Number    Market
Common Stocks (Continued)                             of Shares     Value
Telecommunications (Continued)
   *Ascend Communications Inc.
     (Produces, markets and services high-speed
      digital wide area network access products)        40,000    $ 2,645
   Lucent Technologies Inc.
     (Produces public and private networks,
      communication systems and software)                50,000     2,294
   *Glenayre Technologies Inc.
     (Manufactures telecommunications equipment
      and software)                                     100,000     2,300
   *Orckit Communications Ltd.
     (Produces digital subscriber line systems)          20,000       368
   *Tellabs Inc.
     (Designs, assembles, markets and services voice
      and data networking products)                      40,000     2,825
                                                                  -------
                                                                   13,100
                                                                  -------
TOTAL COMMON STOCKS
   (Cost $133,466)                                                155,729

PREFERRED STOCK (1.3%)
   Nokia Corp. ADSs
     (International electronics group)
     (Cost $1,880)                                       50,000     2,212
                                                                  -------

TOTAL EQUITY-RELATED SECURITIES
   (Cost $135,346)                                                157,941
                                                                  -------

                See accompanying notes to financial statements.


STEIN ROE INVESTMENT TRUST
YOUNG INVESTOR FUND
Investments (Continued)

(Dollar amounts in thousands)

 The portfolio managers will sometimes have a large amount of money to invest but may not want to buy stocks with  it right away. To put the money to work, they will invest in short-term instruments like commercial paper. These are like short-term loans (between one and 270 days long) to large corporations or banks. For example, the Fund made a loan to Lehman Brothers Holdings Corp.
 that came due one day after the date of this report.
                                                      Principal     Market
                                                         Amount      Value
SHORT-TERM OBLIGATIONS (11.8%)
Commercial Paper (11.8%)
 Lehman Brothers Holdings Corp.
  5.900% 10/1/96                                       $ 5,910     $  5,910
Pooled Accounts Receivable Capital
  Corporation 5.350% 10/2/96                             8,000        7,999
Rite Aid 5.500% 10/3/96                                  7,200        7,198
                                                                    -------

TOTAL SHORT-TERM OBLIGATIONS
   (Cost $21,107)                                                    21,107
                                                                    -------

TOTAL INVESTMENTS (100%)
   (Cost $156,453)                                                  179,048

OTHER ASSETS, LESS LIABILITIES (0.0%)                                    41
                                                                    -------

TOTAL NET ASSETS (100%)                                            $179,089
                                                                    =======

*Non-Income Producing

                See accompanying notes to financial statements.

STEIN ROE INVESTMENT TRUST
YOUNG INVESTOR FUND
BALANCE SHEET
September 30, 1996
(Amounts in thousands, except per-share amount)

-------------------------------------------
     Assets
         Investments, at market value                             $179,048
         Receivable for fund shares sold                             1,629
         Receivable from investment adviser                            118
         Dividends receivable                                          115
         Cash and other assets                                          47
                                                                  --------
              Total Assets                                        $180,957
                                                                  ========

---------------------------------------------
     Liabilities
         Payable for investments purchased                        $  1,579
         Other liabilities                                             289
                                                                  --------
              Total Liabilities                                      1,868
                                                                  --------

----------------------------------------------
     Capital
         Paid-in capital                                           148,071
         Net unrealized appreciation                                22,595
         Accumulated undistributed net investment income               136
         Accumulated net realized gains on investments               8,287
                                                                  --------
              Total Capital (Net Assets)                           179,089
                                                                  --------
              Total Liabilities and Capital                        180,957
                                                                  ========
-----------------------------------------------
         Shares Outstanding (Unlimited Number Authorized)            9,609
                                                                  ========
         Net Asset Value (Capital) Per Share                      $  18.64
                                                                  ========

               See accompanying notes to financial statements.

STEIN ROE INVESTMENT TRUST
YOUNG INVESTOR FUND

    Here's what it cost to manage and operate the Fund during this reporting period. The man age ment fees, for example, are paid to the investment adviser (Stein Roe) for researching, buying and selling stocks, and for developing an investment strategy. The transfer agent fees pay for processing shareholder transactions and for keeping track of all shareholder accounts.


STATEMENT OF OPERATIONS
For The Year Ended
September 30, 1996
(Amounts in thousands)

--------------------------------------
    Investment Income
     Dividends                                        $  639
     Interest                                            562
                                                     -------
     Total Investment Income                           1,201
                                                     -------


---------------------------------------
    Expenses

                Printing and postage                     544
                Management fees                          477
                Transfer agent fees                      175
                Administrative fees                      159
                Registration fees                         69
                Accounting fees                           26
                Legal and audit fees                      25
                Custodian fees                            19
                Trustees' fees                            19
                Other expenses                           110
                                                     -------
                                                       1,623

     Reimbursement of expenses
       by investment adviser                           (663)
                                                     -------
         Total Expenses                                  960
                                                     -------
         Net Investment Income                           241
                                                     -------


-----------------------------------------------------
     Realized and Unrealized Gains on Investments
         Net realized gains on investments              8,332
         Net change in unrealized appreciation or
           depreciation of investments                 17,075
                                                      -------
              Net Gains on Investments                 25,407
                                                      -------

------------------------------------------------------
     Net Increase in Net Assets
        Resulting from Operations                     $25,648
                                                      =======

          See accompanying notes to financial statements.


STEIN ROE INVESTMENT TRUST
YOUNG INVESTOR FUND
STATEMENTS OF CHANGES IN NET ASSETS
For The Years Ended September 30, 1995 and 1996
(Amounts in thousands)

                                                                    1995         1996
                                                                  -------       -----
-----------------------------------------------------
     Operations
         Net investment income                                  $    81      $    241
         Net realized gains on investments                        1,448         8,332
         Net change in unrealized appreciation or
           depreciation of investments                            5,236        17,075
                                                                  -------    --------
              Net Increase in Net Assets Resulting
                from Operations                                   6,765        25,648
                                                                  -------    --------

------------------------------------------------------
     Distributions to Shareholders
         Dividends from net investment income                     (85)          (125)
         Capital gains distributions                               --         (1,383)
                                                                ------       --------
              Total Distributions to Shareholders                 (85)        (1,508)
                                                               -------       --------

-------------------------------------------------------
     Share Transactions
         Subscriptions to fund shares                           17,073        139,130
         Investment income dividends reinvested                     84            108
         Capital gains distributions reinvested                    --           1,368
         Redemptions of fund shares                               (612)       (17,058)
                                                                 -------      --------
           Net Increase from Share Transactions                 16,545        123,548
                                                                 -------      --------
              Net Increase in Net Assets                        23,225        147,688

---------------------------------------------------------
     Total Net Assets
         Beginning of year                                       8,176          31,401
                                                                 -------      --------
         End of year                                           $31,401        $179,089
                                                                =======        ========


---------------------------------------------------------
     Accumulated Undistributed Net Investment
       Income at End of Year                                      $    20       $    136
                                                                  =======       ========

----------------------------------------------------------
     Analyses of Changes in Shares of Beneficial Interest
         Subscriptions to fund shares                               1,439         8,324
         Investment income dividends reinvested                         8             8
         Capital gains distributions reinvested                      --              97
         Redemptions of fund shares                                   (48)       (1,017)
                                                                  -------       --------
         Net increase in fund shares                                1,399         7,412
         Shares outstanding at beginning of year                      798         2,197
                                                                  -------       --------
         Shares outstanding at end of year                          2,197         9,609
                                                                  =======       ========

                See accompanying notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1.  SIGNIFICANT ACCOUNTING POLICIES
------------------------------------------------------------

         The following are the significant accounting policies of the Stein Roe Young Investor Fund (the "Fund"), a series of the Stein Roe Investment Trust (a Massachusetts business trust). The policies are in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

         SECURITY VALUATIONS
         All securities are valued as of September 30, 1996, the last business day of the period. Securities traded on national securities exchanges are valued at the last reported sales price or, if there are no sales, at the latest bid quotation. Each over-the-counter security for which the last sale price is available from NASDAQ is valued at that price. All other over-the-counter securities for which reliable quotations are available are valued at the latest bid quotation. Other assets and securities of the Fund are valued by a method that the Board of Trustees believes represents a fair value.

         FEDERAL INCOME TAXES
         No provision is made for federal income taxes since the Fund elects to be taxed as a "regulated investment company" and make such distributions to its shareholders as to be relieved of all federal income taxes under provisions of current federal tax law.

         DISTRIBUTION TO SHAREHOLDERS
         Distributions in excess of tax basis earnings are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings that result in temporary overdistributions are classified as distributions in excess of net investment income or net realized gains, and any permanent differences are reclassified to paid-in capital.

         A mutual fund's financial statements provide standardized information about its investment transactions and accounting activities. These "Notes" provide additional clarification and information about practices that affect Young Investor Fund's operations.

         OTHER INFORMATION
         Realized gains or losses from sales of securities are determined on the specific identified cost basis.

         All amounts, except per-share amounts, are shown in thousands.

NOTE 2.  TRUSTEES' FEES AND TRANSACTIONS WITH AFFILIATES
----------------------------------------------------------------

         The Fund pays monthly management fees and administrative fees to Stein Roe & Farnham Incorporated (the "Adviser"), an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company, for its services as investment adviser and manager.

              The management and administrative fees for the Fund are computed at annual rates as a percentage of annual average net assets as follows:

              Management Fee                      Administrative Fee
              0.60% up to $500 million            0.20% up to $500 million
              0.55% of next $500 million          0.15% of next $500 million
              0.50% thereafter                    0.125% thereafter

              The administrative agreement provides that the Adviser will reimburse the Fund to the extent that its annual expenses, excluding certain expenses, exceed the applicable limits prescribed by any state in which the Fund's shares are offered for sale. In addition, effective February 1, 1996, the Adviser agreed to reimburse the Fund to the extent that its expenses exceed 1.25 percent of annual average net assets. The expense limitation expires January 31, 1997, subject to earlier termination by the Adviser on 30 days' notice. Prior to February 1, 1996, the Adviser limited expenses to 0.99 percent of annual average net assets.

              At September 30, 1996, Keyport Life Insurance Company, an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company, owned 419 shares of the Fund with a net asset value of $7,805.

              The transfer agent fees are paid to SteinRoe Services Inc. (SSI), an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company. Effective July 3, 1996, SSI entered into an agreement with Colonial Investors Service Center, Inc., an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company, to act as sub-transfer agent for the Fund.

              The Adviser also provides certain accounting services. For the period ended September 30, 1996, the Fund incurred charges of $26.

              Certain officers and trustees of the Trust are also officers of the Adviser. The compensation of trustees not affiliated with the Adviser for the Fund for the period ended September 30, 1996, was $19. No remuneration was paid to any other trustee or officer of the Trust.

NOTE 3. SHORT-TERM DEBT
-------------------------------------------------------------------

         To facilitate portfolio liquidity, the Fund maintains borrowing arrangements under which it can borrow against portfolio securities. The Fund had no borrowings during the year ended September 30, 1996.

NOTE 4.  INVESTMENT TRANSACTIONS
--------------------------------------------------------------------

         The aggregate cost of purchases and proceeds from sales or maturities of securities (excluding short-term obligations) for the year ended September 30, 1996, were $175,400 and $70,292, respectively.

              At September 30, 1996, the cost of investments for federal income tax purposes and for financial reporting were $156,461 and $156,453, respectively. Unrealized appreciation and depreciation on a tax basis were $24,546 and $1,959, respectively.


NOTE 5.  FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------

         Selected per-share data (for a share outstanding throughout the period), ratios and supplemental data.

                                           Period        Year       Year
                                            Ended       Ended      Ended
                                        Sept. 30,   Sept. 30,  Sept. 30,
                                          1994(a)        1995       1996
NET ASSET VALUE, BEGINNING OF PERIOD       $10.00     $10.24      $14.29
                                           ------     ------      ------
Income from investment operations
  Net investment income.............         0.03       0.06        0.05
  Net realized and unrealized gains on
    investments.....................         0.21       4.07        4.86
                                           ------     ------      ------
Total from Investment Operations....         0.24      4.13         4.91

DISTRIBUTIONS
  Net investment income.............           --      (0.08)      (0.05)
  Net realized capital gains........           --         --       (0.51)
                                           ------     ------      ------
    Total Distributions.............           --      (0.08)      (0.56)
                                           ------     ------      ------
NET ASSET VALUE, END OF PERIOD......       $10.24    $14.29       $18.64
                                           ======     ======      ======

Ratio of net expenses to average net
  assets (b)........................       0.99%*      0.99%       1.21%
Ratio of net investment income to average
  net assets (c)....................       1.07%*      0.47%       0.30%
Portfolio turnover rate.............        12%**        55%         98%
Average commissions (per share).....           --         --     $0.0603
Total return........................      2.40%**     40.58%      35.55%
Net assets, end of period...........       $8,176    $31,401    $179,089

This number (arrow pointing to portfolio turnover rate) tells you how much stock and bond trading the Fund did during the period covered by the report.
The higher the number, the more trading the Fund did.

* Annualized
** Not annualized

(a) The Fund commenced operations on April 29, 1994.

(b) If the Fund had paid all of its expenses and there had been no reimbursement of expenses by the investment adviser, this ratio would have been 4.58 percent for the period ended September 30, 1994, and 2.87 percent and 2.04 percent for the years ended September 30, 1995 and September 30, 1996, respectively.
(c) Computed giving effect to the investment adviser's expense limitation undertaking.

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders
Stein Roe Young Investor Fund

We have audited the accompanying balance sheet, including the schedule of investments, of the Stein Roe Young Investor Fund as of September 30, 1996, and the related statements of operations, changes in net assets and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1996, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out alternative auditing procedures. An audit also includes assessing the estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly the financial position of the Stein Roe Young Investor Fund at September 30, 1996, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated thereon, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Chicago, Illinois
October 31, 1996

Independent public accountants who are not employed by Stein Roe audit the information in the annual report to ensure that the financial statements are free of material errors. This letter tells you that they have performed their audit.

TO CONTACT US...

BY PHONE 800-338-2550
You can discuss your investment questions with a Stein Roe account representative by calling us toll free. We'll be happy to answer questions about your current account, or to provide you with information about opening a Stein Roe Fund account, including Stein Roe IRAs. We're available seven days a week, from 7 a.m. to 8 p.m. weekdays and from 8 a.m. to 5 p.m. Saturday and Sunday (central time).

STEIN ROE'S FUNDS-ON-CALL(R) 24-HOUR SERVICE LINE
Using a touch-tone phone, call our toll-free number, day or night, for your current account balance, the latest Stein Roe fund prices and yields, and other information. In addition, if you have a Personal Identification Number
(PIN), you may place orders for the following transactions 24 hours a day: o Exchange shares between your Stein Roe accounts; o Purchase shares by electronic transfer; o Order additional account statements and money market fund checks; o Redeem shares by check, wire or electronic transfer.

RETIREMENT PLAN ACCOUNTS
Call us for information about how we can assist you with your defined contribution plan, including 401(k) plans. You can reach us toll free at 800-322-1130. For information on IRA plans, call us toll free at 800-338-2550.

BY MAIL OR E-MAIL
If you prefer to contact us by mail, please address all correspondence to:
P.O. Box 8900, Boston, MA 02205-8900. You also may visit our Internet site -- www.steinroe.com -- to contact us by e-mail.

IN PERSON
If you are in the Chicago area, please visit our Investor Center located in downtown Chicago at One South Wacker Drive, 32nd Floor. Our account representatives can answer questions about your current fund investments or provide you with infor mation about any of the Stein Roe funds and retirement plans. Stop by weekdays between 8 a.m. and 5:15 p.m.

This report must be preceded or accompanied by a prospectus.

                     FUNDS FOR EVERY INVESTMENT OBJECTIVE

The Stein Roe family of 100 percent no-load mutual funds offers a variety of funds so you can select the right fund, or combination of funds, to meet your investment objec tives. Call us at 800-338-2550 for a prospectus and more complete information on any of the funds, including management fees and expenses. Please read the pro spectus carefully before you invest or send money.

MONEY MARKET FUNDS
Money market funds seek to provide income while preserving principal and maintaining liquidity. These funds offer free check writing.

  o Government Reserves Fund -- Invests primarily in securities issued or guaranteed by the U.S. government and its agencies and instrumentalities.*
  o Cash Reserves Fund -- Invests in high-quality money market securities such as certificates of deposit, banker's acceptances and commercial paper.*

BOND FUNDS
Bond funds seek high current income by investing pri marily in fixed income securities.

  o Government Income Fund -- Invests primarily in securities issued or guaranteed by the U.S. government and its agencies.*
  o Intermediate Bond Fund-- Invests primarily in marketable debt securities with an average life of three to 10 years.*
  o Income Fund -- Pursues a higher level of current income by investing primarily in medium- and lower-quality bonds.
  o High Yield Fund -- Seeks total return by investing for a high level of current income and capital growth.

TAX-EXEMPT FUNDS
These funds help investors keep more of their earnings by investing in instruments that earn income free from federal income tax. Income may be subject to federal alternative minimum tax and state and local taxes; capital gains are subject to state, local and federal taxes.

  o Municipal Money Market Fund -- Seeks to provide the liquidity and stability of a money market fund plus current tax-free income. Free check writing available.*
  o Intermediate Municipals Fund -- Seeks high current yield through investments primarily in the three highest grades of intermediate-term municipal securities.

*Money market mutual funds strive to maintain a $1 per share net asset value, but there is no assurance that the fund will be able to maintain a stable net asset value. The net asset value of a fund that invests in securities issued or guaranteed by the U.S. government is not guaranteed.

  o Managed Municipals Fund -- Pursues high tax-free income by investing in a quality-conscious portfolio of long-term municipal bonds.
  o High-Yield Municipals Fund -- Seeks a higher level of tax-free income from long-term municipal securities, primarily of medium or lower quality.

GROWTH AND INCOME FUNDS
These funds seek to provide a conservative investment that is well positioned for long-term growth and current income. Each fund's approach is designed to limit the effects of market volatility.

  o Balanced Fund --- Seeks long-term growth of capital and current income consistent with reasonable investment risk by investing in equities, debt securities and cash equivalents.
  o Growth & Income Fund -- Pursues income and long-term capital growth by investing primarily in large, well-established companies.

GROWTH FUNDS
Growth funds offer long-term capital appreciation potential by investing primarily in various types of stocks.

  o Growth Stock Fund -- Pursues long-term capital appreciation from stocks with strong growth potential.
  o Special Fund -- Invests in securities believed to have limited downside risk relative to their potential for above-average growth, including securities of undervalued, under followed or out-of-favor companies.
  o Special Venture Fund -- Seeks capital appreciation through equity securities of entre preneurially managed companies.
  o Young Investor Fund -- Invests in securities of companies that affect the lives of children or teenagers.
  o Capital Opportunities Fund --- Takes a long-term approach to emerging growth by selecting quality companies with the potential to generate high levels of earnings growth over a three- to five-year period.
  o International Fund -- Invests in a diversified portfolio of foreign securities.

+Formerly Total Return Fund; name and investment objective change effective April 17, 1996. Capital Opportunities Fund is closed to new investors as of September 30, 1996, in accordance with the conditions set forth in the prospectus supplement dated September 30, 1996.

STEIN ROE INVESTMENT TRUST
TRUSTEES
---------------------------------------------------------------------

Timothy K. Armour
President, Mutual Fund Division and Director, Stein Roe & Farnham Incorporated Kenneth L. Block
Chairman Emeritus, A.T. Kearney, Inc.
William W. Boyd
Chairman and Director, Sterling Plumbing Group Inc.
Lindsay Cook
Senior Vice President, Liberty Financial Companies, Inc.
Douglas A. Hacker
Senior Vice President and Chief Financial Officer, United Airlines
Francis W. Morley
Chairman, Employer Plan Administrators and Consultants Co.
Charles R. Nelson
Van Voorhis Professor of Political Economy, University of Washington
Thomas C. Theobald
Managing Partner, William Blair Capital Partners
Gordon R. Worley
Private Investor

AGENTS AND ADVISERS
-----------------------------------------------------------------------

Stein Roe & Farnham Incorporated
Investment Adviser
State Street Bank and Trust Company
Custodian
SteinRoe Services, Inc.
Transfer Agent
Bell, Boyd & Lloyd
Legal Counsel to the Trust
Arthur Andersen LLP
Independent Public Accountants

  A custodian holds the stock certificates and otherassets of a mutual fund for safekeeping. State Street Bank and Trust Company of Boston, Massachusetts, is the custodian for Young Investor Fund.

STEIN ROE INVESTMENT TRUST
(Continued)

OFFICERS
------------------------------------------------------------------------

Timothy K. Armour, President
Jilaine H. Bauer, Executive Vice President, Secretary
Hans P. Ziegler, Executive Vice President
Gary A. Anetsberger, Senior Vice President, Chief Financial Officer Bruno Bertocci, Vice President
David P. Brady, Vice President
Thomas W. Butch, Vice President
Daniel K. Cantor, Vice President
Philip J. Crosley, Vice President
E. Bruce Dunn, Vice President
Erik P. Gustafson, Vice President
David P. Harris, Vice President
Harvey B. Hirschhorn, Vice President
Eric S. Maddix, Vice President
Lynn C. Maddox, Vice President
Anne E. Marcel, Vice President
Nicolette D. Parrish, Vice President, Assistant Secretary
Cynthia A. Prah, Vice President
Richard B. Peterson, Vice President
Gloria J. Santella, Vice President
Thomas P. Sorbo, Vice President
Heidi J. Walter, Vice President
Sharon R. Robertson, Controller
Margaret O. Zwick, Treasurer
Janet B. Rysz, Assistant Secretary

                               STEIN ROE MUTUAL FUNDS
                            ----------------------------
                           Building Wealth for Generations(sm)


THE STEIN ROE FUNDS
STEIN ROE GOVERNMENT RESERVES FUND
STEIN ROE CASH RESERVES FUND
STEIN ROE GOVERNMENT INCOME FUND
STEIN ROE INTERMEDIATE BOND FUND
STEIN ROE INCOME FUND
STEIN ROE HIGH YIELD FUND
STEIN ROE MUNICIPAL MONEY MARKET FUND
STEIN ROE INTERMEDIATE MUNICIPALS FUND
STEIN ROE MANAGED MUNICIPALS FUND
STEIN ROE HIGH-YIELD MUNICIPALS FUND
STEIN ROE BALANCED FUND
STEIN ROE GROWTH AND INCOME FUND
STEIN ROE GROWTH STOCK FUND
STEIN ROE YOUNG INVESTOR FUND
STEIN ROE SPECIAL FUND
STEIN ROE SPECIAL VENTURE FUND
STEIN ROE CAPITAL OPPORTUNITIES FUND
STEIN ROE INTERNATIONAL FUND

                                P.O. BOX 8900
                      Bostonn Massachusetts 02205-8900
                                 800-338-2550
                            http://www.steinroe.com
          In Chicago, visit our Fund center at One South Wacker Drive
                 Liberty Securities Corporation, Distributor
                             Member SIPC. 11/96
                                   YI11A